--------------------------------------------------------------------------------
                               SEMIANNUAL REPORT
--------------------------------------------------------------------------------

[Logo](R)
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)

--------------------------------------------------------------------------------

                                                                     New England
                                                          Massachusetts Tax Free
                                                                     Income Fund

                                                               [graphic omitted]

--------------
JUNE 30, 1998
--------------

                                                                     AUGUST 1998
--------------------------------------------------------------------------------

[Photo of Henry L.P. Schmelzer]

Dear Shareholder:

Investors had reason for comfort during the first half of 1998.

After stunning gains in each of the last three years, the stock market behaved more like its customary self: Major market indicators moved up for a time, slid back and were once again in recovery mode at the end of the period. This pattern largely reflected investors' responses to fast-changing events in Asia. Unpredictable markets call to mind the long-term experience of millions of mutual fund investors; those of us who held firm to our plans as markets entered difficult periods were often rewarded as markets recovered. The longer you stay invested the less interim ups and downs -- here or overseas -- should concern you.

News from the Far East drove bond market sentiment as well. In the United States, faltering Asian economies meant lower prices on many imported goods, putting pressure on prices and corporate earnings. With slower growth now a real possibility and with little immediate evidence of inflation, the Federal Reserve Board left short-term interest rates unchanged, while long-term rates fell to record lows in mid-June.

In the pages that follow, you can read about how your Fund's management dealt with the disruptions in the Pacific region and their impact on our domestic economy. But beyond Asia's present problems, and notwithstanding the inevitable ebb and flow of our own business cycle, there are reasons to be optimistic about investment prospects over the next several years. For example, vast, under-served populations in China and elsewhere represent huge potential demand for consumer goods. Here in the United States, there is the prospect of a demography-driven spending wave, as millions of baby-boomers enter their peak consumption years. Events may turn out differently -- volatility will always be part of investing -- but as much as the markets may waver, the watchwords for many long-term investors are constant: diversify and persist.

While you are thinking about your investments, take a few minutes to review your portfolio. It's possible that three years of strong market gains have tilted your holdings disproportionately toward aggressive stock funds. If so, you and your financial representative can adjust the balance easily using some of New England Funds' more conservative equity or bond funds to reallocate your assets in line with your long-term goals and comfort level. Once you are satisfied with your portfolio's balance, be sure to stay in touch with your financial professional, invest regularly and don't try to guess what the market will do next. Thank you for your continued support of New England Funds.

Sincerely,

/s/ Henry L.P. Schmelzer
Henry L.P. Schmelzer
President



PREPARING FOR THE YEAR 2000

New England Funds continues to work to provide high quality service as we move into the new century. Since last year we have devoted significant resources to identifying, analyzing and resolving computer issues related to Year 2000. As a further measure, we have focused on year-end 1998 as a target for preparedness by vendor and service agency systems that we rely on for support. We expect major systems to be ready before the end of the year, with a year of quality assurance to follow.

--------------------------------------------------------------------------------
                 NEW ENGLAND MASSACHUSETTS TAX FREE INCOME FUND
--------------------------------------------------------------------------------

                                        Investment Results Through June 30, 1998
--------------------------------------------------------------------------------
PUTTING PERFORMANCE IN PERSPECTIVE

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

                          JUNE 1988 THROUGH JUNE 1998
        Compared to Lehman Municipal Index(4) and the Cost of Living(5)


[A chart appears here illustrating the growth of a $10,000 investment in the Massachusetts Tax free Fund's Class A shares since 6/30/88 compared to the Lehman Municipal Index and the Cost of Living. The plot points for this chart are as follows.]
                                       With
                            Net       Maximum       Lehman
                           Asset       Sales       Municipal     Cost of
                          Value(1)   Charge(2)      Index(4)     Living(5)
                          --------   ---------      --------     ------
  6/30/88                  $10,000    $ 9,575       $10,000      $10,000
     6/89                  $10,959    $10,493       $11,139      $10,517
     6/90                  $11,415    $10,930       $11,898      $11,008
     6/91                  $12,319    $11,795       $12,970      $11,525
     6/92                  $13,790    $13,204       $14,496      $11,881
     6/93                  $15,505    $14,846       $16,230      $12,237
     6/94                  $15,222    $14,575       $16,262      $12,542
     6/95                  $16,384    $15,688       $17,692      $12,923
     6/96                  $17,446    $16,705       $18,866      $13,279
     6/97                  $18,823    $18 023       $20,564      $13,584
     6/98                  $20,302    $19,439       $22,345      $13,796

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B share performance differs from that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvested distributions.

--------------------------------------------------------------------------------
                 NEW ENGLAND MASSACHUSETTS TAX FREE INCOME FUND
--------------------------------------------------------------------------------
                                         AVERAGE ANNUAL TOTAL RETURNS -- 6/30/98

   CLASS A (Inception 3/23/84)  6 MONTHS      1 YEAR    5 YEARS      10 YEARS
   Net Asset Value(1)             1.99%        7.86%      5.54%        7.34%
   With Max. Sales Charge(2)     -2.34         3.26       4.63         6.87
   Lehman Municipal Index(4)      2.69         8.66       6.46         8.30
   Lipper MA Municipal Average(6) 2.34         8.05       5.71         7.75
--------------------------------------------------------------------------------
   CLASS B (Inception 9/13/93)   6 MONTHS     1 YEAR       SINCE INCEPTION
   Net Asset Value(1)             1.72%        7.18%           4.32%
   With CDSC(3)                  -3.25         2.18            3.98
   Lehman Municipal Index(4)      2.69         8.66            6.06
   (calculated from 9/30/93)
   Lipper MA Municipal Average(6) 2.34         8.05            5.18
   (calculated from 9/30/93)
--------------------------------------------------------------------------------
These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.
                                                            YIELDS AS OF 6/30/98
--------------------------------------------------------------------------------
                                 CLASS A            CLASS B
   SEC Yield(7)                   4.65%              4.21%
   Taxable Equivalent Yield(8)    8.74               7.93
--------------------------------------------------------------------------------

NOTES TO CHARTS
(1)Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.
(2)With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 4.25% at the time of purchase of Class A shares.
(3)With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares.
(4)Lehman Municipal Index is an unmanaged index of bonds issued by states, municipalities and other governmental entities having maturities of more than one year. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.
(5)Cost of Living is based on the Consumer Price Index, a widely recognized measure of the cost of goods and services in the United States, calculated by the U.S. Bureau of Labor Statistics.
(6)Lipper Massachusetts Municipal Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.
(7)SEC Yield is based on the Fund's net investment income over a 30-day period and is calculated in accordance with Securities and Exchange Commission guidelines.
(8)Taxable equivalent yield is based on the maximum combined federal and Massachusetts state income tax bracket of 46.85%. The alternative minimum tax and some other federal and state taxes may apply, which are not reflected here.

--------------------------------------------------------------------------------
                 NEW ENGLAND MASSACHUSETTS TAX FREE INCOME FUND
--------------------------------------------------------------------------------

                                 QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------
[Photo of James Welch]
Back Bay Advisors, L.P.

Q. How did the Fund perform over the past six months?

For the six months ending June 30, 1998, the Fund's Class A shares generated a total return of 1.99%, including a $.09 per share decline in net asset value to $17.04 and the reinvestment of $0.43 per share in dividend distributions.

Q. What was the investment environment for Massachusetts municipal bonds?

The Massachusetts economy continued to thrive, generating higher tax revenues for the state and its localities. Strong economic conditions translated into improved municipal fiscal operations, which often resulted in ratings upgrades for many municipal bonds.

In early 1998, the Commonwealth took advantage of the prevailing low interest rates both to finance projects that had been previously delayed and to refinance older, higher-cost debt. During that time, Massachusetts issued a heavy supply of municipal bonds. In addition, issuance of tax-exempt debt was extraordinarily heavy nationwide, causing Massachusetts municipal bonds to underperform other tax-exempt sectors for much of 1998's first half. Performance, however, improved once supply began to subside toward mid-year. During the six months, a period when investors were watching the effects of Asia's economic difficulties on the U.S. economy, interest rates in the United States remained generally steady. The yield on the 30-year U.S. Treasury bond moved between 5.65% and 5.90%, its narrowest range in 20 years. In the United States, economic growth was robust and inflation remained low. Measured by gross domestic product, the economy grew at a 5.4% annualized rate in the first quarter, unemployment reached a 28-year low and consumer confidence was high. Typically, strength of this magnitude stimulates investor concern about inflation. However, investors believed that a slowdown in the Asian economies could offset some of the economy's vigor -- a development that would be positive for the bond market.

Q. What strategies did you use in managing the Fund?

We emphasized bonds that we believed would benefit from the state's economic and fiscal conditions, focusing on quality and investing in zero coupon bonds, (which are generally priced well below their face value) as well as bonds with low coupons (stated fixed rates of interest). We chose these bonds because of their particular potential for price appreciation when interest rates fall.

                     CREDIT QUALITY COMPOSITION -- 6/30/98

                              [Graphic Omitted]
                              AAA        51.9%
                              AA          7.0%
                              A          22.6%
                              BBB        12.0%
                              Other       6.5%

           Quality is based on ratings supplied by Standard & Poor's.

                   Portfolio holdings are subject to change.

       Average Credit Quality = AA-        Average Maturity = 19.8 Years

The Fund's overall quality remained high; as of June 30, 1998, the average quality was AA-. We selected bonds issued by communities with strong tax bases, such as the AAA-rated general obligation bonds of Weston and Wellesley. During the period, lower-rated bonds offered a minimal yield advantage over their high-rated counterparts. That means these bonds provided not only superior creditworthiness, but also represented better investment value. The Fund also maintained a substantial position in health care-related bond issues, which continue to generate attractive returns.

Q. What is your outlook for Massachusetts municipal bonds?

Our outlook is positive. We expect Massachusetts municipal bond investors to continue to benefit from the state's strong economic and fiscal conditions. In addition, the recent decline in supply could further enhance the performance of the Commonwealth's bonds.

Meanwhile, we believe the Asian economic situation and its impact on the U.S. economy will dictate the overall direction of interest rates. Near term, however, we believe that Asia's problems could reinforce investor preference for high-quality investments, particularly U.S. Treasuries. This would have a positive effect on bonds in general, including municipal bonds: lower interest rates and higher bond prices.

Portfolio commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

----------------------------------------------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
----------------------------------------------------------------------------------------------------------------------
Investments as of June 30, 1998
(unaudited)

TAX EXEMPT OBLIGATIONS--100.3% OF TOTAL NET ASSETS

                                                                        RATINGS (c)
                                                                        (UNAUDITED)
                                                                 -------------------------
       FACE                                                                     STANDARD
      AMOUNT         ISSUER                                        MOODY'S      & POOR'S       VALUE (a)
---------------------------------------------------------------------------------------------------------------------
                     MASSACHUSETTS MUNICIPAL--4.5%
       $  1,000,000  Haverhill, Series A, 7.000%, 6/15/12
                       (FGIC) .................................     Aaa           AAA       $      1,122,740
          1,500,000  Wholesale Electric, 6.750%, 7/01/08  .....     Baa2          BBB+             1,620,690
          2,500,000  Wholesale Electric, 6.750%, 7/01/11  .....     Baa2          BBB+             2,693,600
                                                                                            ----------------
                                                                                                   5,437,030
                                                                                            ----------------
                     MASSACHUSETTS STATE HEALTH & EDUCATION
                       FACILITY AUTHORITY--33.5%
          1,500,000  Beverly Hospital Ribs, 7.270%, 6/18/20
                       (MBIA)(d) ..............................      Aaa          AAA              1,676,760
          2,000,000  Boston Medical Center Series A, 5.250%, 7/
                       01/16 (FSA) ............................      AAA          AAA              2,008,800
          3,000,000  Boston University Ribs, Series L, 9.315%,
                       10/01/31, (MBIA)(d)(e) .................      Aaa          AAA              3,534,600
          1,750,000  Charlton Memorial Hospital, Series B,
                       7.250%, 7/01/13 ........................      A1            A               1,937,057
          3,000,000  Dana Farber, Series G-1, 6.250%, 12/01/22       A1            A               3,259,410
          1,000,000  Faulkner Hospital, Series C, 6.000%,
                       7/01/13 ................................     Baa1           --              1,056,530
          3,290,000  Harvard University Series N, 6.250%,
                       4/01/20 ................................      Aaa          AAA              3,879,601
          3,000,000  Jordan Hospital Series D, 5.250%,
                       10/01/18 ...............................      --           BBB+             2,959,260
          2,000,000  Massachusetts Institute of Technology
                       Series I-1, 5.200%, 1/01/28 ............      Aaa          AAA              2,077,100
          2,400,000  Medical Center of Central Mass., CIass A,
                       7.000%, 7/01/12                               A3            A               2,600,880
          1,110,000  Milford Whitinsville Regional C, 5.750%,
                       7/15/13 ................................     Baa2          BBB-             1,151,669
          1,000,000  New England Baptist Hospital, Series B,
                       7.300%, 7/01/11                              Baa1          AAA              1,108,280
          1,220,000  New England Deaconess Hospital, Series D,
                       6.875%, 4/01/22, (AMBAC) ...............      Aaa          AAA              1,358,385
          1,190,000  New England Medical Center, Series F,
                       6.625%, 7/01/25, (FGIC) ................      Aaa          AAA              1,303,538
          2,000,000  North Adams Regional Hospital, Series C,
                       6.750%, 7/01/09 ........................      --           BBB-             2,188,460
          4,340,000  Saints Memorial Medical Center, Series A,
                       6.000%, 10/01/23 .......................      B1            --              4,359,704
          1,500,000  Valley Regional Health System, Series B,
                       Pre-refunded, 8.000%, 7/01/18 ..........      Aaa          AAA              1,644,210
          1,000,000  Valley Regional Health System, Series C,
                       6.250%, 7/01/11, (Connie Lee) ..........      Aaa          AAA              1,136,830
          1,000,000  Wentworth Institue of Technology, Series
                       A, 7.400%, 4/01/10, (AMBAC) ............      Aaa          AAA              1,077,340
                                                                                            ----------------
                                                                                                  40,318,414
                                                                                            ----------------
                     MASSACHUSETTS STATE HOUSING FINANCE
                       AGENCY--12.7%
            555,000  Multifamily Residential Development,
                       Series A, 7.650%, 2/01/28, (FNMA) ......      Aaa          AAA                580,230
          2,000,000  Residential Development, Series A, 6.900%,
                       11/15/24, (FNMA) .......................      Aaa          AAA              2,114,080
          2,500,000  Residential Development, Series E, 6.250%,
                       11/15/12, (FNMA) .......................      Aaa          AAA              2,702,250
          1,300,000  Residential Development, Series I, 6.900%,
                       11/15/25, (FNMA) .......................      Aaa          AAA              1,411,007
          2,955,000  Single Family Mortgage, Series 13, 7.950%,
                       6/01/23 ................................      Aa            A+              3,131,650
          3,000,000  Single Family Mortgage, Series 21, 7.125%,
                       6/01/25 ................................      Aa            A+              3,240,540
          1,945,000  Single Family Mortgage, Series 32, 6.600%,
                       12/01/26 ...............................      Aa            A+              2,089,786
                                                                                            ----------------
                                                                                                  15,269,543
                                                                                            ----------------
                     MASSACHUSETTS STATE INDUSTRIAL FINANCE
                       AGENCY--8.5%
          2,000,000  FHA Briscoe House Assisted Living, 7.125%,
                       2/01/36 ................................      --           AAA              2,306,400
          1,000,000  Harvard Community Health Plan, Series B,
                       7.750%, 10/01/08, (MBIA) ...............      Aaa          AAA              1,028,880
          5,000,000  Newton Group Property's Project, 8.000%,
                       9/01/27 ................................      --            --              5,395,450
            475,000  Ogden Haverhill Project, 7.250%, 12/01/06
                       (AMBAC) ................................      Aaa          AAA                483,502
          1,000,000  Ogden Haverhill Project, 7.375%, 12/01/11
                       (AMBAC) ................................      Aaa          AAA              1,018,100
                                                                                            ----------------
                                                                                                  10,232,332
                                                                                            ----------------
                     MASSACHUSETTS STATE TURNPIKE
                       AUTHORITY--6.7%
          3,000,000  Capital Appreciation Senior Series A,
                       5.000%, 1/01/37, (MBIA) ................      Aaa          AAA              2,886,120
         12,610,000  Capital Appreciation Senior Series C, Zero
                       Coupon, 1/01/16, (MBIA) ................      Aaa          AAA              5,209,317
                                                                                            ----------------
                                                                                                   8,095,437
                                                                                            ----------------
                     MASSACHUSETTS WATER RESOURCE
                       AUTHORITY--7.7%
          2,500,000  General Refunding Series B, 4.500%,
                       8/01/22 (MBIA) .........................      Aaa          AAA              2,264,375
          3,200,000  General Refunding Series B, 5.000%,
                       3/01/22 (MBIA) .........................      Aaa          AAA              3,130,272
          3,240,000  Series A, 6.500%, 7/15/19 ................      A1            A               3,863,052
                                                                                            ----------------
                                                                                                   9,257,699
                                                                                            ----------------
                     OTHER MASSACHUSETTS OBLIGATIONS--10.6%
          2,000,000  Consolidated Loan, Series A, 7.625%,
                       6/01/08 ................................      Aaa          AA-              2,232,380
          1,075,000  Massachusetts Educational Loan Authority,
                       7.250%, 1/01/09, (AMBAC) ...............      Aaa          AAA              1,138,995
          5,000,000  Massachusetts State, Refunding Series A,
                       6.500%, 11/01/14, (MBIA) ...............      Aaa          AAA              5,934,900
          3,000,000  New England Educational Loan, Sub-Issue H,
                       6.900%, 11/01/09 .......................      A1            --              3,401,610
                                                                                            ----------------
                                                                                                  12,707,885
                                                                                            ----------------

                     OTHER OBLIGATIONS--8.2%
          1,500,000  Guam Airport Authority Revenue Bond,
                       Series B, 6.600%, 10/01/10 .............      --           BBB              1,646,220
          4,500,000  Guam Housing Corporation, Single Family
                       Mortgage, Series A, 5.750%, 9/01/31,
                       (FHLMC) ................................      Aaa          AAA              4,795,875
          3,045,000  Virgin Islands Public Financial Authority,
                       Series A, 7.250%, 10/01/18 .............      --           AAA              3,475,776
                                                                                            ----------------
                                                                                                   9,917,871
                                                                                            ----------------
                     PUERTO RICO OBLIGATIONS--7.9%
          4,000,000  Aqueduct & Sewer Authority, 6.250%,
                       7/01/13 ................................      Baa1          A               4,577,680
          1,160,000  Aqueduct & Sewer Authority, 10.250%,
                       7/01/09 ................................      Aaa          AAA              1,589,084
          2,000,000  Aqueduct & Sewer Authority, Refunding,
                       6.250%, 7/01/12 ........................      Baa1          A               2,286,320
          1,000,000  Commonwealth Highway & Transportation
                       Series Y, 5.500%, 7/01/26 ..............      Baa1          A               1,029,410
                                                                                            ----------------
                                                                                                   9,482,494
                                                                                            ----------------
                     Total Tax Exempt Obligations
                       (Identified Cost $112,968,840) .........                                  120,718,705
                                                                                            ----------------

OPTIONS--0.1%

     CONTRACTS
---------------------------------------------------------------------------------------------------------------------
                100  U.S. Treasury Bond Futures, 126 Call,
                       August 1998 ............................                                       56,250
                200  U.S. Treasury Notes Futures, 110 Call,
                       July 1998 ..............................                                       43,750
                                                                                            ----------------
                     Total Options (Identified Cost $118,688) .                                      100,000
                                                                                            ----------------
                     Total Investments--100.4%
                       (Identified Cost $113,087,528 (b) ......                                  120,818,705
                     Other assets less liabilities ............                                     (478,118)
                                                                                            ----------------
                     Total Net Assets--100% ...................                             $    120,340,587
                                                                                            ================

(a)See Note 1a of Notes to Financial Statements.
(b)Federal Tax Information:
   At June 30, 1998 the net unrealized appreciation on investments based on cost of $113,087,528 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in
   which there is an excess of value over tax cost .................                        $      7,792,217

   Aggregate gross unrealized depreciation for all investments in
   which there is an excess of tax cost over value .................                                 (61,040)
                                                                                            ----------------
   Net unrealized appreciation .....................................                        $      7,731,177
                                                                                            ================
   As of December 31, 1997, the Fund had a capital loss carryforward of
   $806,566 expiring December 31, 2002.

(c)The ratings shown are believed to be the most recent ratings available at June 30, 1998. Securities are generally rated at the time of issuance. The rating agencies may revise their ratings from time to time. As a result there can be no assurance that the same ratings would be assigned if the securities were rated at June 30, 1998. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.

(d)Inverse floating rate security.

(e)A portion of these securities have been segregated as collateral in connection with the Fund's derivative investments at June 30, 1998.

   Legend of Portfolio abbreviations:

     AMBAC             -- American Municipal Bond Assurance Corp.
     Connie Lee        -- College Construction Loan Insurance Association
     FGIC              -- Financial Guarantee Insurance Company
     FHLMC             -- Federal Home Loan Mortgage Corporation
     FNMA              -- Federal National Mortgage Association
     FSA               -- Financial Security Assurance
     MBIA              -- Municipal Bond Investors Assurance Corp.

                See accompanying notes to financial statements.

----------------------------------------------------------------------------------------------------
                                STATEMENT OF ASSETS & LIABILITIES
----------------------------------------------------------------------------------------------------
June 30, 1998
(unaudited)

ASSETS
  Investments at value (Identified cost $113,087,528) ......                       $    120,818,705
  Receivable for:
    Fund shares sold .......................................                                 40,491
    Variation margin .......................................                                 12,000
    Accrued interest .......................................                              2,013,145
  Prepaid registration expense .............................                                  3,000
                                                                                   ----------------
                                                                                        122,887,341
LIABILITIES
  Payable for:
    Securities purchased ...................................      $2,019,593
    Due to custodian bank ..................................         128,522
    Fund shares redeemed ...................................         137,931
    Dividends declared .....................................         127,940
    Miscellaneous ..........................................           6,687
  Accrued expenses:
    Management fees ........................................          73,261
    Deferred trustees' fees ................................             203
    Accounting and administrative ..........................          15,698
    Other expenses .........................................          36,919
                                                                  ----------
                                                                                          2,546,754
                                                                                   ----------------
NET ASSETS .................................................                       $    120,340,587
                                                                                   ================
  Net Assets consist of:
    Capital paid in ........................................                       $    113,889,801
    Undistributed net investment income ....................                                 16,327
    Accumulated net realized losses ........................                             (1,296,718)
    Unrealized appreciation on investments .................                              7,731,177
                                                                                   ----------------
NET ASSETS .................................................                       $    120,340,587
                                                                                   ================
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($112,331,105 divided by 6,592,295 shares of beneficial
    interest) ..............................................                                 $17.04
                                                                                             ======
Offering price per share (100/95.75 of $17.04) .............                                 $17.80*
                                                                                             ======
Net asset value and offering price of Class B shares ($8,009,482 divided by
  470,998 shares of beneficial interest) ...................                                 $17.01**
                                                                                             ======
 *Based upon single purchases of less than $100,000. Reduced sales charges apply for purchases in excess of this amount.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
Six Months Ended June 30, 1998
(unaudited)

INVESTMENT INCOME
  Interest ......................................                    $3,567,834

  Expenses
    Management fees .............................     $  346,497
    Service and distribution fees - Class A .....        194,336
    Service and distribution fees - Class B .....         38,569
    Trustees' fees and expenses .................          5,447
    Accounting and administrative ...............         15,698
    Custodian ...................................         46,809
    Transfer agent ..............................        116,517
    Audit and tax services ......................         11,475
    Legal .......................................            677
    Printing ....................................         20,849
    Registration ................................          8,627
    Miscellaneous ...............................          3,627
                                                      ----------
  Total expenses ................................        809,128
  Less expenses waived by the investment adviser
    and subadviser ..............................       (190,243)       618,885
                                                      ----------     ----------
  Net investment income .........................                     2,948,949

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  WRITTEN OPTIONS AND FUTURES CONTRACTS
  Realized gain (loss) on:
    Investments - net ...........................      1,262,730
    Written options contracts - net .............           (517)
    Futures contracts - net .....................       (546,653)
                                                      ----------
    Total realized gain on investments, written
    options, and futures contracts ..............        715,560
                                                      ----------

  Unrealized appreciation (depreciation) on:
    Investments - net ...........................     (1,486,526)
    Written options - net .......................         12,100
    Futures contracts - net .....................         92,543
                                                      ----------
    Total unrealized depreciation on investments,
    options, and futures contracts ..............     (1,381,883)
                                                      ----------
  Net loss on investment transactions ...........                      (666,323)
                                                                     ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ......                    $2,282,626
                                                                     ==========

                See accompanying notes to financial statements.

----------------------------------------------------------------------------------------------------
                              STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------
(unaudited)
                                                                                         SIX MONTHS
                                                                  YEAR ENDED                 ENDED
                                                                 DECEMBER 31,              JUNE 30,
                                                                    1997                    1998
                                                                 ------------           ------------
FROM OPERATIONS
  Net investment income ...................................      $  6,071,200           $  2,948,949
  Net realized gain on investments, written options and
    futures contracts .....................................           275,884                715,560
  Unrealized appreciation (depreciation) on investment
    transactions ..........................................         4,160,896             (1,381,883)
                                                                 ------------           ------------
  Increase in net assets from operations ..................        10,507,980              2,282,626
                                                                 ------------           ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ...............................................        (5,774,640)            (2,725,660)
    Class B ...............................................          (314,984)              (165,844)
                                                                 ------------           ------------
                                                                   (6,089,624)            (2,891,504)
                                                                 ------------           ------------
DECREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
  TRANSACTIONS ............................................        (3,526,289)              (318,611)
                                                                 ------------           ------------
  Total increase (decrease) in net assets .................           892,067               (927,489)

NET ASSETS
  Beginning of the period .................................       120,376,009            121,268,076
                                                                 ------------           ------------
  End of the period .......................................      $121,268,076           $120,340,587
                                                                 ============           ============
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME
  End of the period .......................................      $    (41,118)          $     16,327
                                                                 ============           ============

                See accompanying notes to financial statements.

----------------------------------------------------------------------------------------------------
                                         FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------
(unaudited)
                                                                                CLASS A
                                    ---------------------------------------------------------------------------------------------
                                                                                                                     SIX MONTHS
                                                             YEAR ENDED DECEMBER 31,                                   ENDED
                                    -------------------------------------------------------------------------         JUNE 30,
                                        1993            1994            1995            1996            1997           1998
                                        -----           -----           -----           -----           ----         ---------
Net Asset Value, Beginning of
  Period ..........................  $  16.62        $  17.27        $  15.10        $  16.85        $  16.50        $  17.13
                                     --------        --------        --------        --------        --------        --------
Income From Investment Operations
Net Investment Income .............      0.97            0.89            0.88            0.87            0.86            0.43
Net Realized and Unrealized Gain
  (Loss) on Investments ...........      1.05           (2.15)           1.76           (0.35)           0.63           (0.09)
                                     --------        --------        --------        --------        --------        --------
Total From Investment Operations ..      2.02           (1.26)           2.64            0.52            1.49            0.34
                                     --------        --------        --------        --------        --------        --------
Less Distributions
Distributions From Net
  Investment Income ...............     (0.97)          (0.89)          (0.89)          (0.87)          (0.86)          (0.43)
Distributions in Excess of Net
  Investment Income ...............      0.00           (0.02)           0.00            0.00            0.00            0.00
Distributions From Net Realized
  Gains ...........................     (0.40)           0.00            0.00            0.00            0.00            0.00
                                     --------        --------        --------        --------        --------        --------
Total Distributions ...............     (1.37)          (0.91)          (0.89)          (0.87)          (0.86)          (0.43)
                                     --------        --------        --------        --------        --------        --------
Net Asset Value, End of Period ....  $  17.27          $15.10          $16.85          $16.50          $17.13          $17.04

Total Return (%) (b) ..............     12.4           (7.4)            17.8             3.2             9.3             2.0
Ratio of Operating Expenses to
  Average Net Assets (%) (a) ......      0.85            0.85            0.85            0.90            1.00            1.00(c)
Ratio of Net Investment Income
  to Average Net Assets (%) .......      5.58            5.63            5.46            5.31            5.17            5.01(c)
Portfolio Turnover Rate (%) .......        42              48             127             140             132             115(c)
Net Assets, End of Period (000)      $128,797        $107,565        $120,229        $112,934        $113,869        $112,331

(a)The ratio of operating expenses to average net assets without giving effect to voluntary expense limitations described in Note 4 to the Financial
   Statements would have
   been (%) .......................      1.21            1.24            1.24            1.27            1.29            1.32(c)
(b)A sales charge is not reflected in total return calculations. Periods less than one year are not annualized.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

----------------------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS -- continued
----------------------------------------------------------------------------------------------
(unaudited)
                                                                            CLASS B
                             ----------------------------------------------------------------------------------------------------
                                SEPTEMBER 13(a)                        YEAR ENDED DECEMBER 31,                        SIX MONTHS
                                    THROUGH                                                                              ENDED
                                 DECEMBER 31,         ---------------------------------------------------------        JUNE 30,
                                     1993              1994            1995            1996            1997             1998
                                   -------------        ----            ----            ----            ----           ----------
Net Asset Value, Beginning of
  Period .....................      $17.78             $17.26           $15.08           $16.82          $16.47         $17.09
                                    ------             ------           ------           ------          ------         ------
Income From Investment Operations
Net Investment Income .......         0.25               0.77             0.78             0.75            0.76           0.38
Net Realized and Unrealized
  Gain (Loss) on Investments .       (0.15)             (2.14)            1.74            (0.34)           0.62          (0.09)
                                    ------             ------           ------           ------          ------         ------
Total From Investment
  Operations .................        0.10              (1.37)            2.52             0.41            1.38           0.29
                                     -----              -----            -----            -----           -----          -----
Less Distributions

Distributions From Net
  Investment Income .........        (0.22)             (0.79)           (0.78)           (0.76)          (0.76)         (0.37)
Distributions in Excess of
  Net Investment Income .....         0.00              (0.02)            0.00             0.00            0.00           0.00
Distributions From Net
  Realized Gains ............        (0.40)              0.00             0.00             0.00            0.00           0.00
                                     -----              -----            -----            -----           -----          -----
Total Distributions .........        (0.62)             (0.81)           (0.78)           (0.76)          (0.76)         (0.37)
                                     -----              -----            -----            -----           -----          -----
Net Asset Value, End of
  Period ....................       $17.26             $15.08           $16.82           $16.47          $17.09         $17.01
                                    ======             ======           ======           ======          ======         ======
Total Return (%) (d) ........         0.4              (8.0)             17.0              2.6             8.6            1.7
Ratio of Operating Expenses
  to Average Net Assets (%)
  (b) .......................         1.50(c)            1.50             1.50             1.55            1.65           1.65(c)
Ratio of Net Investment
  Income to Average Net
  Assets (%) ................         4.26(c)            4.98             4.81             4.66            4.52           4.36(c)
Portfolio Turnover Rate (%) .           42(c)              48              127              140             132            115(c)
Net Assets, End of Period
  (000) .....................       $1,289             $4,523           $6,697           $7,442          $7,399         $8,009

(a) Commencement of operations.
(b) The ratio of operating
    expenses to average net assets without giving effect to voluntary expense limitations described in Note 4 to the Financial
    Statements would have
    been (%) .................        1.86(c)            1.89             1.89             1.92            1.94           1.97(c)
(c) Computed on an annualized basis.
(d) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
June 30, 1998
(unaudited)

1. The Fund is a series of New England Funds Trust II, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Fund seeks as high a level of current income exempt from federal income tax and Massachusetts personal income tax. The Declaration of Trust permits the trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares is a "Fund").

The Fund offers both Class A and Class B shares. Class A shares are sold with a maximum front end sales charge of 4.25%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Expenses of the Fund are borne pro-rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser, and the subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. OPTIONS. The Fund uses options to hedge against changes in the values of securities the Fund owns or expects to purchase. Writing puts and buying calls tends to increase the Fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

For options purchased to hedge the Fund's investments, the potential risk to the Fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to premium initially paid for the option. For options written by the Fund, the maximum loss is not limited to the premium initially received for the option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by dealers.

D. INTEREST RATE FUTURES CONTRACTS. The Fund may purchase and sell interest rate futures contracts to hedge against changes in the values of tax exempt municipal securities the Fund owns or expects to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the Fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in the value of the hedged instruments. In addition, there is a risk that the Fund may not be able to close out its futures positions due to an illiquid secondary market.

E. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record at the time and are paid monthly.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital.

G. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. PURCHASES AND SALES OF SECURITIES. For the six months ended June 30, 1998 purchases and sales of securities (excluding short-term investments) were $70,857,986 and $68,974,272 respectively.

Transactions in written options for the six months ended June 30, 1998 are summarized as follows:
                                                WRITTEN OPTIONS
                                       ------------------------------
                                         NUMBER OF         PREMIUMS
                                         CONTRACTS         RECEIVED
                                         ---------         --------

Open at December 31, 1997 ...........       100            $  63,663
Contracts opened ....................       600              414,969
Contracts closed ....................      (700)            (478,632)
                                            ---            --------
Open at June 30, 1998 ...............         0            $       0
                                            ===            =========

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 0.60% of the first $100 million Fund's average daily net assets and 0.50% of such assets in excess of $100 million. NEFM pays the Fund's investment subadviser, Back Bay Advisors L.P. ("Back Bay Advisors"), at the rate of 0.30% of the first $100 million of the Fund's average daily net assets and 0.25% of such assets in excess of $100 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Back Bay Advisors are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), which is a subsidiary of Metropolitan Life Insurance Company ("MetLife"). Fees earned by NEFM and Back Bay Advisors under the management agreement in effect during the six months ended June 30, 1998 are as follows:

     FEES EARNED(a)
     --------------

     $173,248                    NEFM
     $173,249                    Back Bay Advisors

(a) Before reduction pursuant to voluntary expense limitations. See note 4.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, and financial reporting functions and clerical functions relating to the Fund, and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the six months ended June 30, 1998 these expenses amounted to $15,698 and are shown separately in the financial statements as accounting and administrative.

C. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted Service and Distribution Plans relating to the Fund's Class A and Class B shares (the "Plans").

Under the Plans, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A and Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A and Class B shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1998, the Fund paid New England Funds $139,922 and $9,642 in service fees for Class A and Class B shares, respectively.

Also under the Plans, the Fund pays New England Funds monthly distribution fees at the annual rate of 0.10% of the average daily net assets attributable to the Fund's Class A shares and 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class A and Class B shares, respectively. For the six months ended June 30, 1998, the Fund paid New England Funds $54,414 and $28,927 in distribution fees for Class A and Class B shares, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the six months ended June 30, 1998, amounted to $124,577.

D. TRANSFER AGENT FEES. New England Funds Services Corporation ("NEFSCO") is the transfer and shareholder servicing agent to the Fund. For the six months ended June 30, 1998, the Fund paid NEFSCO $83,313 as compensation for its services in that capacity. For the six months ended June 30, 1998, the Fund received $1,239 in transfer agent credits. The transfer agent expense in the statement of operations is net of these credits.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEFSCO, Nvest or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

     Annual Retainer                                       $636
     Meeting Fee                                            159/meeting
     Annual Committee Member Retainer                        95/meeting
     Annual Committee Chairman Retainer                      64

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have had, had it been invested in the Fund on the normal payment date.

4. EXPENSE LIMITATIONS. Effective September 1, 1996 until further notice to the Fund, Back Bay Advisors and NEFM have voluntarily agreed to reduce their management fees and, if necessary, to assume expenses of the Fund in order to limit the Fund's expenses to an annual rate of 1.00% of the Fund's Class A average daily net assets, and 1.65% of Class B average daily net assets. Prior to this, effective May 1, 1991, Back Bay Advisors and NEFM had voluntarily agreed to reduce their management fees and, if necessary, to assume expenses of the Fund in order to limit the Fund's expenses to an annual rate of 0.85% of the Fund's Class A average daily net assets and, effective September 13, 1993, 1.50% of Class B average daily net assets. As a result of the Fund's expenses exceeding the applicable voluntary expense limitation during the six months ended June 30, 1998, Back Bay Advisors reduced its subadvisory fee of $173,249 by $95,121 and NEFM reduced its advisory fee of $173,248 by $95,122.

5. CONCENTRATION OF CREDIT. The Fund primarily invests in debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of Massachusetts municipal securities than is a comparable municipal bond fund that is not so concentrated. Uncertain economic and fiscal conditions may affect the ability of issuers of Massachusetts municipal securities to meet their financial obligations. The Fund had the following industry concentrations in excess of 10% on June 30, 1998 as a percentage of the Fund's total net assets: Education (13.33), Hospitals (18.88), Housing (16.67), and Water and Sewer (11.51). The Fund had (21.33) of its total net assets insured by Municipal Bond Investors Assurance Corporation (MBIA).

6. CAPITAL SHARES. At June 30, 1998 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class B capital stock. Transactions in capital shares were as follows:

                                                      YEAR ENDED                      SIX MONTHS ENDED
                                                  DECEMBER 31, 1997                    JUNE 30, 1998
                                            -----------------------------       ---------------------------
CLASS A                                       SHARES            AMOUNT           SHARES           AMOUNT
-------                                     ----------      -------------       --------      -------------
Shares sold ..........................         792,988      $  13,125,655        619,061      $  10,558,049
Shares issued in connection with the reinvestment of:
  Distributions from net investment
  income .............................         256,070          4,279,009        117,651          2,004,775
                                            ----------      -------------       --------      -------------
                                             1,049,058         17,404,664        736,712         12,562,824
Shares repurchased ...................      (1,243,295)       (20,634,447)      (793,064)       (13,534,420)
                                            ----------      -------------       --------      -------------
Net decrease .........................        (194,237)     $  (3,229,783)       (56,352)     $    (971,596)
                                            ----------      -------------       --------      -------------

                                                      YEAR ENDED                      SIX MONTHS ENDED
                                                  DECEMBER 31, 1997                    JUNE 30, 1998
                                            -----------------------------       ---------------------------
CLASS B                                       SHARES            AMOUNT           SHARES           AMOUNT
-------                                     ----------      -------------       --------      -------------
Shares sold ..........................          79,890      $   1,325,027         73,944      $   1,262,548
Shares issued in connection with the reinvestment of:
  Distributions from net investment
  income .............................          14,270            238,056          7,638            129,877
                                            ----------      -------------       --------      -------------
                                                94,160          1,563,083         81,582          1,392,425
Shares repurchased ...................        (113,037)        (1,859,589)       (43,418)          (739,440)
                                            ----------      -------------       --------      -------------
Net increase (decrease) ..............         (18,877)          (296,506)        38,164            652,985
                                            ----------      -------------       --------      -------------
Decrease derived from capital shares
  transactions .......................        (213,114)     $  (3,526,289)       (18,188)     $    (318,611)
                                            ==========      =============       ========      =============

--------------------------------------------------------------------------------
                                NEW ENGLAND FUNDS
--------------------------------------------------------------------------------

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                    To learn more, and for a free prospectus,
                     contact your financial representative.

              VISIT OUR WORLD WIDE WEB SITE AT www.mutualfunds.com

                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

           This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about
          distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

 New England Funds, L.P., and other firms selling shares of New England Funds are members of the National Association of Securities Dealers, Inc.
    (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
                The program provides access to information about
        securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 1-800-289-9999 or by
                    visiting their web site at www.NASDR.com.

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